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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 23, 1999


                                  Clarify Inc.
               (Exact Name of Registrant as Specified in Charter)

                                     0-26776
                            (Commission File Number)

         Delaware                                       77-0259235
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
Incorporation)

                              2560 Orchard Parkway
                           San Jose, California 95131
                    (Address of Principal Executive Offices)

                                 (408) 965-7000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         (a)    Previous Independent Accountants.

                (i) On August 23, 1999, PricewaterhouseCoopers L.L.P. resigned as the independent public accountants of Clarify, Inc. (the "Company"). Effective August 30, 1999, the Company appointed Deloitte and Touche LLP as the Company's independent public accountants.

                (ii) The reports of PricewaterhouseCoopers L.L.P. on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                (iii) During the Company's two most recent fiscal years and through August 23, 1999, the Company has had no disagreements with PricewaterhouseCoopers L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers L.L.P. would have caused it to make reference to the subject matter of the disagreement in its report on the financial statements of the Company for such years.

                (iv) During the Company's two most recent fiscal years and through August 23, 1999, the Company has had no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

                (v) The Company has requested that PricewaterhouseCoopers L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in subsections (i),
                      (ii), (iii) and (iv) above. A copy of such letter, dated August 24, 1999, is filed as Exhibit 16 to this Form 8-K.

Item 7.  Exhibits.

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
         Exhibit No.        Description
         -----------        -----------
            16.1            Letter from PricewaterhouseCoopers L.L.P. dated
                            August 24, 1999.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Clarify Inc.



Date:  August 24, 1999           By: /s/ Jan Praisner
                                    -------------------------------------
                                    Jan Praisner
                                    Vice President of Finance and
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)




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                                  EXHIBIT INDEX

Exhibit No.       Description of Document
-----------       -----------------------
   16.1           Letter from PricewaterhouseCoopers L.L.P. dated
                  August 24, 1999.


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